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                                                                  EXECUTION COPY

                                                                   Exhibit 10.37

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT, dated February 28, 2000 (the "Amendment") is by and between TeleCorp PCS, Inc., a Delaware corporation (the "Company") and Julie Dobson ("Executive").

         WHEREAS, the Company and Executive executed and delivered an Employment Agreement dated as of June 17, 1998 (the "Agreement"); and

         WHEREAS, on February 28, 2000, the Company, Tritel, Inc. ("Tritel") and AT&T Wireless PCS, LLC ("AT&T") entered into that certain Agreement and Plan of Reorganization and Contribution (the "Merger Agreement") providing for the merger of First Merger Sub into the Company and the merger of Second Merger Sub with and into Tritel, (the "Mergers"); and

         WHEREAS, the Company and Executive desire to amend certain provisions of the Agreement, which shall be effective on the Effective Date under the Merger Agreement, as set forth herein.

         NOW THEREFORE, intending to be legally bound and in consideration of the mutual covenants and agreements contained herein, the Company and Executive agree as follows:

         1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         2. As of the Effective Date, Section 7 of the Agreement is amended by the following paragraph (c) to the end of such Section:


           "(c) Notwithstanding anything contained herein to the contrary, if Executive's employment with the Company is terminated by the Company without cause or by the Executive for Good Reason, any shares of the Company's stock granted to Executive pursuant to the Company's 1998 Restricted Stock Option Plan or any other stock or award plan pursuant to which Executive shall have been granted stock awards or options that have not previously vested shall immediately vest (and shall not be subject to repurchase by the Company) on the date of such termination. For the purposes of this provision, "Good Reason" shall mean:

                (i)   if the Company has failed to make any payment pursuant to
                Section 3 within thirty (30) business days following Executive's written notice to the Company of such failure;
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                (ii)  in the event of a material breach of this Agreement by the
                Company (other than a payment default) which has not been cured within thirty (30) days following notice thereof from the Company;

                (iii) in the event that (x) Executive is demoted or removed from her offices or there is a material diminishment of Executive's responsibilities, duties or status which diminishment is not rescinded within 30 days after the date of receipt by the Board of Directors of the Company from Executive of her written notice referring to this provision and describing such diminishment, or
                (ii) the Company relocates its principal offices without Executive's consent to a location more than 50 miles from the principal offices of the Company in Arlington, Virginia. Notwithstanding the foregoing or anything to the contrary in the Agreement, in no event shall the transactions contemplated by the Agreement and Plan of Reorganization and Contribution by and among the Company, Tritel and AT&T, dated as of February 28, 2000, be deemed to be a demotion or diminishment of Executive's responsibilities, duties or status for purposes of Executive terminating her employment for "Good Reason" under this Section 7 of this Agreement.

         3. Except as amended by this Amendment, the Agreement shall continue in full force and effect. The parties hereby acknowledge and agree that any term or provision of any of the Exhibits to the Agreement that refers to the Purchase Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                       TeleCorp PCS, Inc.



                                       By:
                                           ------------------------
                                           Name:
                                           Title:

                                       EXECUTIVE
                                       Julie Dobson




                                       ----------------------------